ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 22, 1997 incorporated by reference in Unity Bancorp, Inc.'s Form 10-KSB for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                                 ARTHUR ANDERSEN LLP



Roseland, New Jersey
February 13, 1998